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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                ---------------------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report:  August 30, 20000
Date of earliest event reported:  August 30, 2000


                              AXA FINANCIAL, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



      Delaware               1-11166                13-3623351
-------------------   -----------------------  -----------------------
  (State or other    (Commission File Number)     (IRS Employer
  jurisdiction of                               Identification No.)
   incorporation)


     1290 Avenue of the Americas
         New York, New York                          10104
   -------------------------------                 ----------
   (Address of principal executive                 (Zip Code)
              offices)

                                (212) 554-1234
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             (Registrant's telephone number, including area code)

                                     None
-------------------------------------------------------------------------------
            (Former name or address, if changed since last report)





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ITEM 5.     OTHER EVENTS

      On August 30, 2000, AXA Financial, Inc. issued a press release announcing that it had reached agreement to sell its majority owned subsidiary Donaldson, Lufkin & Jenrette, Inc.

      On August 30, 2000, AXA Financial, Inc. issued a press release confirming that it had received a proposal from AXA Group to acquire all of the outstanding common shares of AXA Financial, Inc. not owned by AXA Group.


ITEM 7.  FiNANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


      (c) Exhibits

          99.1 Press Release relating to sale of Donaldson, Lufkin & Jenrette, Inc.

          99.2 Press Release relating to offer of AXA Group to acquire common shares of AXA Financial, Inc.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the under signed hereunto duly authorized.

                                    AXA FINANCIAL, INC.
                                    (Registrant)

                                    By  /s/    RONALD R. QUIST
                                        --------------------------------
                                        Name:  Ronald R. Quist
                                        Title: Vice President and
                                                Assistant Treasurer

DATE:  August 30, 2000

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